SCHEDULE 14A INFORMATION
                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|   Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to Section 240.14a-11(c) or Section
      240.14a-12

                             -----------------------

                         MICROCIDE PHARMACEUTICALS, INC.
                (Name of Registrant as Specified in its Charter)

                             -----------------------

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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      Item 22(a)(2) of Schedule 14A.

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            the filing fee is calculated and state how it was determined):

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      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement
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

                                  May 23, 2001

Dear Stockholders:

      It is my pleasure to invite you to the Annual Meeting of Stockholders of Microcide Pharmaceuticals, Inc. to be held on Thursday, June 21, 2001, at 9:00 a.m. at Microcide's offices located at 850 Maude Avenue, Mountain View, California 94043. The Notice of the Annual Meeting and the Proxy Statement attached describe the business to be conducted at the meeting.

      I hope you will be able to join us. If you are unable to attend this year's meeting, you can ensure your representation by completing the enclosed Proxy and returning it to us promptly.

      Thank you for your interest and participation in the affairs of Microcide Pharmaceuticals.

                                    Sincerely,


                                    /s/ James E. Rurka
                                    James E. Rurka
                                    President and Chief Executive Officer

                         MICROCIDE PHARMACEUTICALS, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                           To be held on June 21, 2001

TO THE STOCKHOLDERS:

      NOTICE IS HEREBY GIVEN that the 2001 Annual Meeting of Stockholders of Microcide Pharmaceuticals, Inc., a Delaware corporation (the Company), will be held on Thursday, June 21, 2001, at 9:00 a.m. local time, at the Company's offices located at 850 Maude Avenue, Mountain View, California 94043 for the following purposes:

      1. To elect two Class II directors for a term of three years to expire at the Company's 2004 Annual Meeting of Stockholders.

      2.    To approve the 2001 Incentive Stock Plan.

      3. To increase the number of shares of Common Stock reserved for issuance under the Company's 1996 Amended Employee Stock Purchase Plan from 220,000 to 470,000 shares.

      4. To ratify the appointment of Ernst & Young LLP as independent auditors for the fiscal year ending December 31, 2001.

      5. To transact such other business as may properly come before the meeting or any adjournment thereof.

      These items of business are more fully described in the Proxy Statement accompanying this notice.

      Only stockholders of record at the close of business on April 27, 2001 are entitled to notice of and to vote at the meeting.

      All stockholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to sign and return the enclosed Proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the meeting may vote in person even if the stockholder has returned a proxy.

                                    By order of the Board of Directors


                                    /s/ Alan C. Mendelson
                                    Alan C. Mendelson
                                    Secretary

Mountain View, California
May 23, 2001

--------------------------------------------------------------------------------
  IMPORTANT: WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE AND
          PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED.
--------------------------------------------------------------------------------

           This Proxy is solicited on behalf of the Board of Directors.

                         MICROCIDE PHARMACEUTICALS, INC.

                            PROXY STATEMENT FOR 2001
                         ANNUAL MEETING OF STOCKHOLDERS

                 INFORMATION CONCERNING SOLICITATION AND VOTING

General

      The enclosed proxy is solicited on behalf of the Board of Directors of Microcide Pharmaceuticals, Inc., a Delaware corporation (the Company), for use at the Annual Meeting of Stockholders to be held on Thursday, June 21, 2001, at 9:00 a.m., local time, or at any adjournment thereof, for the purposes set forth in this Proxy Statement and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at the Company's offices located at 850 Maude Avenue, Mountain View, California 94043. The Company's telephone number at that address is (650) 428-1550.

      These proxy solicitation materials were mailed on or about May 23, 2001, to all stockholders entitled to vote at the meeting.

Record Date and Share Ownership

      Stockholders of record at the close of business on April 27, 2001 are entitled to notice of the meeting and to vote at the meeting. At the record date, 11,487,238 shares of the Company's Common Stock were issued and outstanding and held of record by approximately 134 stockholders, and each share of the Company's Common Stock entitles its holder to one vote on matters to be acted upon at the Annual Meeting.

Solicitation of Proxies

      This solicitation of proxies is made by the Company, and all related costs will be borne by the Company. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegraph, or personal solicitations by directors, officers, or employees of the Company. No additional compensation will be paid for any such services.

Revocability of Proxies

      Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Secretary of the Company a written notice of revocation, or a duly executed proxy bearing a later date, or by attending the meeting and voting in person.

Voting Procedure

      Each stockholder is entitled to one vote for each share held. In the election of directors, each stockholder will be entitled to vote for two nominees, and the two nominees with the greatest number of votes will be elected. On all other matters, each share has one vote.

      Unless otherwise instructed, shares represented by executed proxies in the form accompanying this proxy statement will be voted "FOR" the election of the nominees of the Board of Directors, "FOR" approval of the 2001 Incentive Stock Plan, "FOR" the proposal to increase the number of shares of Common Stock reserved for issuance under the 1996 Amended Employee Stock Purchase Plan from 220,000 to 470,000 shares, and "FOR" the ratification of the selection of Ernst & Young LLP as independent auditors of the Company and at the proxy holder's discretion, on such other matters, if any, that may come before the Annual Meeting. Abstentions will be counted towards the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. In the event that a broker, bank, custodian, nominee or other record holder of the Company's Common Stock indicates on a proxy that it does not have discretionary authority to vote certain shares on a particular matter (a "broker non-vote"), those shares are counted towards a quorum, but are not counted for any purpose in determining whether a matter has been approved. All votes will be tabulated by the inspector of election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

Deadline for Receipt of Stockholder Proposals

      Proposals of stockholders of the Company that are intended to be presented by such stockholders at the Company's 2002 Annual Meeting of Stockholders must be received by the Company no later than January 23, 2002 in order that they may be considered for inclusion in the proxy statement and form of proxy relating to that meeting, and in any event, must be received by the Company no later than April 8, 2002, to be eligible for stockholder action in that meeting.

                                  PROPOSAL ONE
                              ELECTION OF DIRECTORS

Nominees

      The Company's Restated Certificate of Incorporation and Bylaws provide for a Board of Directors that is divided into three classes. The directors in Class I hold office until the 2003 Annual Meeting of Stockholders, the directors in Class II hold office until the 2001 Annual Meeting of Stockholders, and the directors in Class III hold office until the 2002 Annual Meeting of Stockholders (or, in each case, until their successors are duly elected and qualified or their earlier resignation, removal from office or death), and, after each such election, the directors in each such case will then serve in succeeding terms of three years and until their successors are duly elected and qualified.

      The Company currently has six directors, with two directors in Class I, two directors in Class II, and two directors in Class III. The terms of office of the Class I directors, Daniel L. Kisner, M.D., and David Schnell, M.D., expire at the 2003 Annual Meeting of Stockholders. The terms of office of the Class II directors, Hugh Y. Rienhoff, Jr., M.D., and John P. Walker expire at the Company's 2001 Annual Meeting of Stockholders. The terms of office of the Class III directors, James E. Rurka and Keith A. Bostian, Ph.D., expire at the 2002 Annual Meeting of Stockholders.

      Two Class II directors are to be elected at the 2001 Annual Meeting of Stockholders. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company's nominees named below. In the event that any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting of Stockholders, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will assure the election of as many of the nominees listed below as possible, and in such event the specific nominees to be voted for will be determined by the proxy holders.

      The nominees, and certain information about them as of December 31, 2000, are set forth below:

                                                                        Director
         Name of Nominee                 Age     Company Positions        Since
-------------------------------------    --    ---------------------    --------
Hugh Y. Rienhoff, Jr., M.D. (2)          48    Director                   1994
John P. Walker (1)                       52    Chairman of the Board      1995

----------
(1)   Member of Compensation Committee.
(2)   Member of Audit Committee.

      Hugh Y. Rienhoff, Jr., M.D., became a Director of the Company in July 1994. Since November 1998, Dr. Rienhoff has been Chairman and Chief Executive Officer of DNA Sciences, Inc. (formerly Kiva Genetics), a privately held biotechnology company focused on the discovery of the genetics of common diseases and drug response. Dr. Rienhoff founded DNA Sciences in 1998 following a career as a venture investor in the fields of biotechnology and healthcare information systems. Prior to founding DNA Sciences, he was a Director of Abingworth Management Ltd. from February 1997 to October 1998, where he ran the US operation for the London-based venture firm. From July 1992 to February 1997, he was a partner at New Enterprise Associates, a venture investment firm based in Menlo Park, California and Baltimore, Maryland. Dr. Rienhoff was a founding director of Healtheon, now WebMD. He is also a current board member of Aurora Bioscience and Iconix Pharmaceuticals, Inc. Dr. Rienhoff's most recent academic appointment was as a member of the faculty in the Department of Molecular Biology and Genetics at the Johns Hopkins University School of Medicine. He trained in mathematics, medicine and genetics at Harvard University, Johns Hopkins University and the Fred Hutchinson Cancer Research Center in Seattle, Washington. He received a Doctor of Medicine degree from Johns Hopkins University School of Medicine and a Bachelor of Arts degree with honors in Biology and English Literature from Williams College.

      John P. Walker has served as a Director of the Company since December 1995 and became Chairman of the Board in February 1999. He has been the Chairman of the Board of Axys Pharmaceuticals, Inc., a drug discovery and development company with a proprietary focus in oncology since 1998, and served as President and Chief Executive Officer of Axys and its predecessor company, Arris Pharmaceutical Corporation, from January 1993 to December 2000. Prior to joining Axys, Mr. Walker was the Chairman and Chief Executive Officer of Vitaphore Corporation, a medical device company which was sold to Union Carbide in 1990. Prior to that, Mr. Walker spent 15 years as an executive of American Hospital Supply Corporation, a broad-based healthcare products supplier, most recently serving as President of its American Hospital Company. He currently also serves on the Board of Directors of Geron Corporation, a biopharmaceutical company focused on therapeutic and diagnostic products to treat cancer and other age-related diseases, Discovery Partners International, Inc., a company providing platforms, services and information to complement the internal drug discovery efforts of pharmaceutical and biopharmaceutical companies in the post-genomic era and several other private companies. Mr. Walker has a B.A. from State University of New York at Buffalo and completed the Advanced Executive Program at the Kellogg School of Management, Northwestern University.

Vote Required

      The two nominees receiving the highest number of affirmative votes of the shares present or represented by proxy and entitled to vote will be elected as directors. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum, but have no legal effect under Delaware law. While there is no definitive statutory or case law authority in Delaware as to the proper treatment of abstentions and broker non-votes in the election of directors, the Company believes that both abstentions and broker non-votes should be counted for purposes of whether a quorum is present at the Annual Meeting. In the absence of precedent to the contrary, the Company intends to treat abstentions and broker non-votes with respect to the election of directors in this manner.

             THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS
                    VOTE "FOR" THE ELECTION OF THE NOMINEES.

Incumbent Directors Whose Terms of Office Continue After the 2001 Annual Meeting

      The names and certain other information about the Directors whose terms of office continue after the 2001 Annual Meeting are set forth below:

                                                                              Director
       Name of Director            Age           Company Positions             Since
--------------------------------   --   -----------------------------------   --------
Keith A. Bostian, Ph.D             49   Director                                1992
Daniel L. Kisner, M.D. (1)(2)(3)   54   Director                                1998
                                        President, Chief Executive Officer,
James E. Rurka (4)                 55   and Director (5)                        1994
David Schnell, M.D. (1)(2)(3)      40   Director                                1992

----------
(1)   Member of Compensation Committee.
(2)   Member of Nominating Committee.
(3)   Member of Audit Committee.
(4)   Member of the Option Grant Committee.
(5) On March 22, 2001, the Company announced that Mr. Rurka will step down as its President and Chief Executive Officer upon the hiring of a successor and will remain a Director.

      Mr. Rurka's background is summarized under "Executive Officers" below.

      Keith A. Bostian, Ph.D., has served as a Director of the Company since December 1992 and is a Founder of the Company. From December 1992 through January 1998, Dr. Bostian served as the Chief Operating Officer of the Company. Dr. Bostian currently serves as the President and Chief Executive Officer of Iconix Pharmaceuticals, Inc., a chemical genetics company engaged in genomics research with broad applicability to human diseases, as well as a member of its Board of Directors. From June 1987 through December 1992 he was employed at Merck Research Laboratories, a company engaged in the discovery and development of pharmaceutical products, where he was Executive Director of Microbiology and Molecular Genetics. Dr. Bostian was an Assistant and Adjunct Associate Professor of Biology in the Division of Biology at Brown University from 1982 to 1990 and was elected to the American Academy of Microbiology in 1993. Dr. Bostian has a B.A. in Biology and Chemistry from Augustana College and a Ph.D. in Biochemistry from Queen Mary College, University of London.

      Daniel L. Kisner, M.D., became a Director of the Company in April 1998. Since February 1999, Dr. Kisner has been President and Chief Executive Officer of Caliper Technologies Corp., a designer and manufacturer of drug discovery, healthcare and biological research devices and systems, and currently serves on its Board of Directors. He has been a director of Isis Pharmaceuticals, Inc., a leader in the discovery and development of drugs based on antisense technology, since 1991. From March 1991 to February 1993, he held the position of Executive Vice President at Isis Pharmaceuticals, Inc., became its Chief Operating Officer in February 1993, and was appointed its President in May 1994. From December 1988 to March 1991, Dr. Kisner was Division Vice President of Pharmaceutical Development for Abbott Laboratories, a researcher and producer of pharmaceutical products. Dr. Kisner currently serves on the Board of Directors of the Ontogen Corporation, a drug discovery and development company. Dr. Kisner held a tenured position in the Division of Oncology at the University of Texas. Dr. Kisner has a B.A. in Biological Sciences from Rutgers University and an M.D. from Georgetown University.

      David Schnell, M.D., has served as a Director of the Company since December 1992 and is a Founder of the Company. Since 1997 he has been a Managing Partner of Prospect Venture Partners, a venture capital firm. From 1994 to 1997, he was a Partner at Kleiner Perkins Caufield & Byers, a venture capital firm. From 1987 to December 1993, he was a marketing and business development executive at Sandoz Pharmaceuticals Corporation, a research-based provider of life science products. During 1992 and 1993, he managed Sandoz's venture capital activities and, with Avalon Medical Partners, a venture capital firm, founded the Company. Dr. Schnell has a B.S. in Biological Sciences and an M.A. in Health Services Research from Stanford University and an M.D. from Harvard University.

Compensation of Directors

      Non-employee directors of the Company are entitled to participate in the Company's 1996 Director Option Plan. Each individual who becomes a non-employee director for the first time will automatically be granted an option to purchase 16,000 shares of Common Stock on the date of his or her election or appointment to the Board of Directors, provided such individual was not employed by the Company immediately prior to such time. Such options are exercisable at a price equal to the fair market value of the Company's Common Stock on the date the option is granted, and the right to exercise the shares subject to the option vests over a four-year period. Thereafter, at each annual stockholders' meeting, each non-employee director with at least six months of service on the Board of Directors will automatically be granted an option to purchase 4,000 shares of Common Stock (8,000 shares for the Chairman of the Board). Such options are exercisable at a price equal to the fair market value of the Company's Common Stock on the date the option is granted, and the right to exercise the shares subject to the option vests over a one-year period. In June 2000, the Company granted 4,000 options to purchase shares of Common Stock to each of Daniel L. Kisner, M.D., Hugh Y. Rienhoff, Jr., M.D., David Schnell, M.D. and Mark B. Skaletsky, and 8,000 options to John P. Walker as Chairman. Keith A. Bostian, Ph.D. did not receive directors' options in conjunction with his consulting agreement with the Company, and did not receive any other options pursuant to that agreement.

      In 2000, each non-employee director earned a flat fee of $10,000 per annum, payable quarterly ($15,000 for the Chairman of the Board). Directors otherwise have received no other fees for services provided in that capacity but have been reimbursed for out-of-pocket expenses in connection with attendance at Board of Directors' meetings. Directors receive no compensation for meetings attended by telephone or for actions taken by written consent.

Board Meetings and Committees

      The Board of Directors held five meetings and took action by written consent once during fiscal 2000. There were four Compensation Committee meetings and two Audit Committee meetings held in 2000. No incumbent director attended fewer than 75% of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings held by all committees of the Board of Directors on which he served during fiscal 2000.

      The Board of Directors has four standing committees: the Compensation Committee, the Audit Committee, the Option Grant Committee and the Nominating Committee.

      During 2000, directors David Schnell, M.D. and John P. Walker served on the Compensation Committee, which sets guidelines for hiring, salaries and incentive compensation for employees of the Company other than executive officers, and makes recommendations to the Board of Directors with regard to salaries and incentive compensation for executive officers of the Company. Mr. Rurka, President and Chief Executive Officer of the Company, participates in all discussions and decisions regarding hiring, salaries and incentive compensation for all employees and consultants of the Company, except that Mr. Rurka is excluded from discussions regarding his own salary and incentive compensation. The Compensation Committee held four meetings during fiscal 2000. Each committee member attended the meetings held during such member's tenure on the committee. Daniel L. Kisner, M.D. was appointed to the Compensation Committee in January 2001.

      During 2000, directors Daniel L. Kisner, M.D., Mark B. Skaletsky and Hugh
Y. Rienhoff, Jr., M.D., served on the Audit Committee, which performs functions set forth by a written charter approved by the Board of Directors. A copy of this charter is included in this Proxy Statement as Appendix B. The Audit Committee held two meetings during fiscal 2000. Each committee member attended the meeting held during such member's tenure on the committee. In May 2001, David Schnell, M.D. was appointed to replace Mr. Skaletsky as an Audit Committee member, following Mr. Skaletsky's resignation from the Company's Board of Directors in March 2001.

      During 2000, director James E. Rurka served on the Option Grant Committee which was established principally to grant stock options to non-officer employees upon commencement of employment with the Company in accordance with the guidelines established by the Compensation Committee. The Option Grant Committee took action by written consent.

                        REPORT OF THE AUDIT COMMITTEE (1)

      Pursuant to the written charter adopted by the Board of Directors and attached to this Proxy Statement as Appendix B, the Audit Committee oversees Microcide's financial reporting process on behalf of the Board of Directors of the Company. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements for fiscal year 2000 with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

      The Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. In addition, the Committee has received the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), discussed with the independent auditors the auditors' independence from management and the Company, and considered the compatibility of nonaudit services with the auditors' independence.

      The Committee discussed with the Company's independent auditors the overall scope and plans for their audit. The Committee meets with the independent auditors, with and without management present, to discuss the results of their examination, their evaluation of the Company's internal controls and the overall quality of the Company's financial reporting. The Committee held two meetings during fiscal 2000.

      Based on discussions with Ernst and Young LLP concerning the above and other such matters deemed relevant and appropriate by the Committee, the Committee recommended (and the Board has approved) that the audited financial statements be included in the Company's Annual Report on Form 10-K/A for the year ended December 31, 2000. The Committee and the Board have also recommended, subject to stockholder approval, the selection of the Company's independent auditors.

Audit Committee:
Hugh Y. Rienhoff, Jr., M.D. (Chair)
Daniel L. Kisner, M.D.
David Schnell, M.D.

--------
(1) The material in this report is not "soliciting material," is not deemed "filed" with the Commission, and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof and irrespective of any general incorporation language contained in such filing.

                                  PROPOSAL TWO
                    APPROVAL OF THE 2001 INCENTIVE STOCK PLAN

      In May 2001, the Company's Board of Directors approved the adoption of the 2001 Incentive Stock Plan (2001 Plan), subject to stockholder approval. If approved by the stockholders, the 2001 Plan will allow stock option grants to attract and retain employees, directors and consultants. Up to 550,000 shares of Common Stock may be issued under the 2001 Plan. A copy of the 2001 Plan is attached as Appendix A to this Proxy Statement.

      At the Annual Meeting, the stockholders are being requested to consider and approve the adoption of the 2001 Plan which initially includes up to 550,000 shares of Common Stock reserved for issuance thereunder.

Summary of the 2001 Plan

      General. The purpose of the 2001 Plan is to provide a means by which eligible recipients may be given an opportunity to benefit from increases in value of the Common Stock through the granting of the following stock awards:
(i) incentive stock options, (ii) nonstatutory stock options, (iii) stock bonuses and (iv) rights to acquire restricted stock.

      Administration. The 2001 Plan may be administered by the Board of Directors or a committee appointed by the Board. The Board or its appointed committee determines the eligibility of recipients, when and how stock awards are granted, the provisions of each award granted, and the number of shares subject to each award. The Board or its appointed committee shall have power to construe and interpret the 2001 Plan and awards granted under it, to establish, amend and revoke rules and regulations for its administration, to terminate or suspend the 2001 Plan, and to exercise such powers and to perform such acts as the Board or its appointed committee deems necessary or expedient to promote the best interests of the Company that are not in conflict with the provisions of the 2001 Plan.

      Shares Subject to the 2001 Plan. Subject to adjustments upon changes in capitalization or due to dissolution, liquidation, merger or asset sale, the Common Stock that may be issued shall not exceed in the aggregate five hundred fifty thousand (550,000) shares of Common Stock. In addition, during the term of the 2001 Plan, on each January 1 following the 2001 Plan's adoption by the Board, the number of shares of Common Stock that may be issued shall be increased by the least of (i) five hundred thousand (500,000) shares; (ii) four percent (4%) of the Shares of Common Stock then outstanding or (iii) such other lesser amount as determined by the Board in its sole discretion.

      Eligibility. Incentive stock options may be granted only to employees. Stock awards other than incentive stock options may be granted to employees, directors and consultants. A stockholder who owns stock representing more than 10% of the voting power of all classes of stock of the Company shall not be granted an incentive stock option unless the exercise price of such option is at least one hundred ten percent (110%) of the fair market value of the Common Stock at the date of grant and the option is not exercisable after the expiration of five (5) years from the date of grant. The 2001 Plan provides that the maximum number of shares of Common Stock that may be granted under options to any one employee during any fiscal year shall be five hundred thousand (500,000) shares, subject to adjustment as provided in the 2001 Plan.

      Exercise Price. Subject to the provisions governing the eligibility of ten percent stockholders, the exercise price of each incentive stock option shall be not less than one hundred percent (100%) of the fair market value of the Common Stock subject to the option on the date the option is granted. The exercise price of each nonstatutory stock option shall be determined by the Board or its appointed committee in its sole discretion.

      Payment of Exercise Price. The purchase price of Common Stock acquired pursuant to an option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash at the time the option is exercised or (ii) at the discretion of the Board (1) by delivery to the Company of other Common Stock, (2) according to a deferred payment or other similar arrangement with the option holder or (3) in any other form of legal consideration that may be acceptable to the Board. Unless otherwise specifically provided in the option, the purchase price of Common Stock acquired pursuant to an option that is paid by delivery to the Company of other Common Stock acquired, directly or indirectly from the Company, shall be paid only by shares of the Common Stock of the Company that have been held for more than six (6) months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes).

At any time that the Company is incorporated in Delaware, payment of the Common Stock's "par value," as defined in the Delaware General Corporation Law, shall not be made by deferred payment.

      In the case of any deferred payment arrangement, the terms of such arrangement shall be determined by the Board or its appointed committee in its sole discretion, which terms shall include without limitation that interest shall be compounded at least annually and shall be charged at the minimum rate of interest necessary to avoid the treatment as interest, under any applicable provisions of the Internal Revenue Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement.

      Termination of Continuous Service. In the event an option holder's continuous service terminates (other than upon the option holder's death or disability), the option holder may exercise his or her option (to the extent that the option holder was entitled to exercise such option as of the date of termination) but only within such period of time ending on the earlier of (i) the date three (3) months following the termination of the option holder's continuous service (or such longer or shorter period specified in the option agreement), or (ii) the expiration of the term of the option as set forth in the option agreement. If, after termination, the option holder does not exercise his or her option within the time specified in the option agreement, the option shall terminate.

      Adjustments Upon Changes in Stock. If any change is made in the Common Stock subject to the 2001 Plan, or subject to any stock award, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the 2001 Plan will be appropriately adjusted in the class(es) and maximum number of securities subject to the 2001 Plan and the maximum number of securities subject to award to any person, and the outstanding stock awards will be appropriately adjusted in the class(es) and number of securities and price per share of Common Stock subject to such outstanding stock awards. The Board shall make such adjustments, and its determination shall be final, binding and conclusive. In the event of a dissolution or liquidation of the Company, then all outstanding stock awards shall terminate immediately prior to such event. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Stock Award shall be assumed or an equivalent award substituted by the successor corporation or a parent or subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the stock award, such stock award shall fully vest and, with respect to an option, become exercisable with respect to all of the Common Stock subject thereto, including shares as to which it would not otherwise be vested or exercisable.

      Transferability. An incentive stock option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the option holder only by the option holder. Notwithstanding the foregoing, the option holder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the option holder, shall thereafter be entitled to exercise the Option. A nonstatutory stock option shall be transferable only to the extent provided in the option agreement. If the nonstatutory stock option does not provide for transferability, then the nonstatutory stock option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the option holder only by the option holder. Notwithstanding the foregoing, the option holder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the option holder, shall thereafter be entitled to exercise the option.

      Amendment and Termination. The Board at any time, and from time to time, may amend the 2001 Plan. However, except as provided above relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary to satisfy the requirements of Section 422 of the Internal Revenue Code, Rule 16b-3 or any Nasdaq or securities exchange listing requirements. The Board may suspend or terminate the 2001 Plan at any time. Unless sooner terminated, the 2001 Plan shall terminate on the day before the tenth (10th) anniversary of the date the 2001 Plan is adopted by the Board or approved by the stockholders of the Company, whichever is earlier. No stock awards may be granted under the 2001 Plan while the 2001 Plan is suspended or after it is terminated.

      Stock Bonus Awards. Each stock bonus agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The stock bonus may be awarded in consideration for past services actually rendered to the Company for its benefit. Shares of Common Stock awarded under the stock bonus agreement may, but need not, be subject to a share repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Board. In the event an individual's continuous service terminates, the Company may reacquire any or all of the shares of Common Stock held by the individual that have not vested as of the date of termination under the terms of the stock bonus agreement. Rights to acquire shares of Common Stock under the stock bonus agreement shall be transferable by the individual only upon such terms and conditions as are set forth in the stock bonus agreement, as the Board shall determine in its discretion, so long as Common Stock awarded under the stock bonus agreement remains subject to the terms of the stock bonus agreement.

      Purchase of Restricted Stock. Each restricted stock purchase agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The Board shall determine the purchase price, which the individual shall pay in the following ways: (i) in cash at the time of purchase;
(ii) at the discretion of the Board, according to a deferred payment or other similar arrangement with the purchaser; or (iii) in any other form of legal consideration that may be acceptable to the Board in its discretion; provided, however, that at any time that the Company is incorporated in Delaware, then payment of the Common Stock's "par value," as defined in the Delaware General Corporation Law, shall not be made by deferred payment.

      The vesting period during which the Company may repurchase shares acquired under a restricted stock purchase agreement will be no less than three (3) years unless based upon performance milestones, in which event the vesting period shall be no less than one (1) year. Unless provided otherwise, the Company may repurchase from the holder of restricted stock such restricted stock that has not vested as of the date of termination of the individual's continuous service.

      Rights to acquire shares of Common Stock under a restricted stock purchase agreement shall be transferable by the individual only upon such terms and conditions as are set forth in the restricted stock purchase agreement, as the Board shall determine in its discretion, so long as Common Stock awarded under the restricted stock purchase agreement remains subject to the terms of the restricted stock purchase agreement.

      Certain Federal Income Tax Information. The following is only a brief summary of the federal income tax consequences for the option holder and the Company with respect to the grant and exercise of options under the 2001 Plan. This summary does not purport to be complete, and does not discuss the tax consequences of the option holder's death or the income tax laws of any municipality, state or foreign country in which an option holder may reside. The Company advises all option holders to consult their own tax advisors with respect to the tax consequences of their participation in the 2001 Plan.

      Options granted under the 2001 Plan may be either incentive stock options, which are intended to qualify for the special tax treatment provided by Section 422 of the Code, or nonstatutory stock options which will not so qualify.

      If an option granted under the 2001 Plan is an incentive stock option, under Federal tax law, an option holder will not recognize income upon grant of the option and have no regular taxable liability due to the exercise. However, the excess of the value of the stock subject to the option over the exercise price will be an item of alternative minimum taxable income, which could result in the option holder being subject to the alternative minimum tax for the year of exercise. Upon the sale or exchange of the shares more than two years after grant of the option and more than one year after exercise of the option, any gain in excess of the exercise price will be treated as long-term capital gain. If both of these holding periods are not satisfied (a "disqualifying disposition"), the option holder will recognize ordinary income equal to the difference, if any, between the exercise price and the lower of (i) the fair market value of the shares at the date of the option exercise or (ii) the sale price of the shares. The Company will be entitled to a deduction in the same amount as the ordinary income recognized by the option holder. Any gain or loss recognized on such a disqualifying disposition of the shares in excess of the amount treated as ordinary income will be characterized as long-term or short-term capital gain or loss, depending on whether or not the disposition occurs more than one year after the exercise date.

      All other options, which do not qualify as incentive stock options or are not designated as such, are referred to as nonstatutory stock options. An option holder will not recognize any taxable income under Federal tax laws at the time he or she is granted a nonstatutory stock option. However, upon its exercise, the option holder will recognize ordinary taxable income measured by the excess of the then fair market value of the shares over the exercise price. The Company will be entitled to a tax deduction in the same amount as the ordinary income recognized by the option holder with respect to shares acquired upon exercise of a nonstatutory stock option. The taxable income recognized by an option holder who is also an employee of the Company will be subject to income and employment tax withholding by the Company by payment in cash by the option holder or out of the option holder's current earnings. Upon resale of such shares by the option holder, any difference between the sale price and the option holder's tax basic (exercise price plus the income recognized upon exercise) are treated as capital gain or loss and will qualify for long-term capital gain or loss treatment if the shares have been held for more than one year after the exercise date.

      Unless the shares subject to a stock bonus award are subject to vesting and transferability restrictions as of the date of grant of the stock bonus award, the recipient of a stock bonus award will recognize ordinary income at the date of issuance of the stock bonus award in an amount equal to the fair market value of the shares at that date. If the shares subject to a stock bonus award are subject to vesting and transferability restrictions as of the date of grant of the stock bonus award, the recipient will not have taxable income, nor will the Company be entitled to a deduction, unless he or she makes a valid election under Section 83(b) of the Code. However, when restrictions on shares subject to the stock bonus award lapse, such that the shares are no longer subject to a substantial risk of forfeiture, the recipient generally will recognize ordinary income, and the Company will be entitled to a corresponding deduction, for an amount equal to the difference between the fair market value of the shares at the date such restrictions lapse. If a purchaser makes a valid election under Section 83(b) with respect to restricted shares subject to a stock bonus award, he or she generally will recognize ordinary income at the date of issuance of the stock bonus award in an amount equal to the fair market value of the shares at that date, and the Company will be entitled to a deduction for the same amount.

      On the purchase of restricted stock, the purchaser will not have taxable income, nor will the Company be entitled to a deduction, unless he or she makes a valid election under Section 83(b) of the Code. However, when restrictions on shares of restricted stock lapse, such that the shares are no longer subject to a substantial risk of forfeiture, the purchaser generally will recognize ordinary income, and the Company will be entitled to a corresponding deduction, for an amount equal to the difference between the fair market value of the shares at the date such restrictions lapse over the purchase price for the restricted stock. If a purchaser makes a valid election under Section 83(b) with respect to restricted stock, he or she generally will recognize ordinary income at the date of issuance of the restricted stock in an amount equal to the difference, if any, between the fair market value of the shares at that date over the purchase price for the restricted stock, and the Company will be entitled to a deduction for the same amount.

Vote Required

      The affirmative vote of the holders of a majority of the shares casting their votes at the Annual Meeting will be required to approve the adoption of the 2001 Plan.

               THE BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" THE
                   ADOPTION OF THE 2001 INCENTIVE STOCK PLAN.

                                 PROPOSAL THREE
           AMENDMENT OF THE 1996 AMENDED EMPLOYEE STOCK PURCHASE PLAN

      The Company's Board of Directors adopted the 1996 Employee Stock Purchase Plan in March 1996, and stockholders approved such plan in 1996. In April 1999, the Board adopted an amendment to such plan, and stockholders approved the amendment in June 1999. The plan as so amended is referred to herein as the "Purchase Plan."

      In May 2001, the Board approved an amendment to the Purchase Plan, subject to stockholder approval, to increase the number of shares reserved for issuance thereunder by 250,000 shares, bringing the total number of shares issuable under the Purchase Plan to 470,000. As of April 30, 2001, 41,401 shares were available for future issuance under the Purchase Plan.

      The amendment was designed to ensure that the Company can continue to grant stock options at levels determined appropriate by the Board. The Board believes that in order to attract, motivate and retain highly qualified employees and to provide them with adequate incentive through their proprietary interest in the Company, it is necessary to increase the number of shares available for issuance under the Purchase Plan. Stock options serve as an incentive, which rewards employees for their performance and for business successes, reflected in stock price appreciation. The Board believes that it is in the best interest of the Company and its stockholders to approve the amendment to the Purchase Plan.

      The essential features of the Purchase Plan are outlined below.

Summary of the Purchase Plan

      General. The purpose of the Purchase Plan is to provide employees with an opportunity to purchase Common Stock of the Company through payroll deductions.

      Administration. The Purchase Plan may be administered by the Board of Directors or a committee appointed by the Board. All questions of interpretation or application of the Purchase Plan are determined by the Board or its appointed committee, and its decisions are final, conclusive and binding upon all participants.

      Eligibility. Each employee of the Company (including officers), whose customary employment with the Company is at least twenty (20) hours per week and more than five (5) months in any calendar year, is eligible to participate in the Purchase Plan; provided, however, that no employee shall be granted an option under the Purchase Plan (i) to the extent that, immediately after the grant, such employee would own 5% of either the voting power or value of the stock of the Company, or (ii) to the extent that his or her rights to purchase stock under all employee stock purchase plans of the Company accrues at a rate which exceeds $25,000 worth of stock (determined at the fair market value of the shares at the time such option is granted) for each calendar year.

      Offering Period. The Purchase Plan is implemented by offering periods lasting approximately six months in duration with a new offering period commencing on May 1 and November 1 of each year. To participate in the Purchase Plan, each eligible employee must authorize payroll deductions pursuant to the Purchase Plan. Such payroll deductions may not exceed 10% of a participant's compensation. Compensation is defined as base straight time gross earnings and commissions, but exclusive of overtime, shift premium, incentive compensation, bonuses and other compensation. Once an employee becomes a participant in the Purchase Plan, Common Stock will automatically be purchased under the Purchase Plan at the end of each offering period, unless the participant withdraws or terminates employment earlier, and the employee will automatically participate in each successive offering period until such time as the employee withdraws from the Purchase Plan or the employee's employment with the Company terminates.

      Purchase Price. The purchase price per share at which shares will be sold in an offering under the Purchase Plan is the lower of (i) 85% of the fair market value of a share of Common Stock on the first day of an offering period or (ii) 85% of the fair market value of a share of Common Stock on the last day of each offering period. The fair market value of the Common Stock on a given date is generally the closing sale price of the Common Stock as reported on the Nasdaq National Market for such date.

      Payment of Purchase Price; Payroll Deductions. The purchase price of the shares is accumulated by payroll deductions throughout the offering period. The number of shares of Common Stock a participant may purchase in each offering period is determined by dividing the total amount of payroll deductions withheld from the participant's compensation during that offering period by the purchase price; provided, however, that a participant may not purchase during an offering period more than a number of shares determined by dividing $12,500 by the fair market value of a share of the Company's Common Stock on the enrollment date. During the offering period, a participant may discontinue his or her participation in the Purchase Plan, and may decrease or increase the rate of payroll deductions in an offering period within limits set by the administrator of the plan.

      All payroll deductions made for a participant are credited to the participant's account under the Purchase Plan, are withheld in whole percentages only and are included with the general funds of the Company. Funds received by the Company pursuant to exercises under the Purchase Plan are also used for general corporate purposes. A participant may not make any additional payments into his or her account.

      Withdrawal. A participant may terminate his or her participation in the Purchase Plan at any time by giving the Company a written notice of withdrawal. In such event, the payroll deductions credited to the participant's account will be returned, without interest, to such participant. Payroll deductions will not resume unless a new subscription agreement is delivered in connection with a subsequent offering period.

      Termination of Employment. Termination of a participant's employment for any reason, including death, cancels his or her participation in the Purchase Plan immediately. In such event the payroll deductions credited to the participant's account will be returned without interest to such participant, his or her designated beneficiaries or the executors or administrators of his or her estate.

      Adjustments Upon Changes in Capitalization. In the event of any changes in the capitalization of the Company effected without receipt of consideration by the Company, such as a stock split, stock dividend, combination or reclassification of the Common Stock, resulting in an increase or decrease in the number of shares of Common Stock, proportionate adjustments will be made by the Board in the shares subject to purchase and in the price per share under the Purchase Plan. In the event of liquidation or dissolution of the Company, the offering periods then in progress will terminate immediately prior to the consummation of such event unless otherwise provided by the Board. In the event of a sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, the offering period then in progress will be shortened and a new exercise date will be set. In such event, the Board shall notify each participant at least ten (10) business days prior to the new exercise date.

      Amendment and Termination. The Board may at any time and for any reason amend or terminate the Purchase Plan, except that no such termination shall affect options previously granted and no amendment shall make any change in an option granted prior thereto which adversely affects the rights of any participant. Stockholder approval for amendments to the Purchase Plan shall be obtained in such a manner and to such a degree as required to comply with all applicable laws or regulations. The Purchase Plan will terminate in 2006, unless terminated earlier by the Board in accordance with the Purchase Plan.

      Certain Federal Income Tax Information. The following brief summary of the effect of federal income taxation upon the participant and the Company with respect to the shares purchased under the Purchase Plan does not purport to be complete, and does not discuss the tax consequences of a participant's death or the income tax laws of any state or foreign country in which the participant may reside.

      The Purchase Plan, and the right of participants to make purchases thereunder, is intended to qualify under the provisions of Sections 421 and 423 of the Internal Revenue Code. Under these provisions, no income will be taxable to a participant until the shares purchased under the Purchase Plan are sold or otherwise disposed of. Upon sale or other disposition of the shares, the participant will generally be subject to tax in an amount that depends upon the holding period. If the shares are sold or otherwise disposed of more than two years from the first day of the applicable offering period and one year from the applicable date of purchase, the participant will recognize ordinary income measured as the lesser of (a) the excess of the fair market value of the shares at the time of such sale or disposition over the purchase price, or (b) an amount equal to 15% of the fair market value of the shares as of the first day of the applicable offering period. Any additional gain will be treated as long-term capital gain. If the shares are sold or otherwise disposed of before the expiration of these holding periods, the participant will recognize ordinary income generally measured as the excess of the fair market value of the shares on the date the shares are purchased over the purchase price. Any additional gain or loss on such sale or disposition will be long-term or short-term capital gain or loss, depending on the holding period. The Company generally is not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant except to the extent of ordinary income recognized by participants upon a sale or disposition of shares prior to the expiration of the holding periods described above.

Vote Required

      The affirmative vote of the holders of a majority of the shares casting their votes at the Annual Meeting will be required to approve the amendment of the 1996 Amended Employee Stock Purchase Plan.

          THE BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" THE AMENDMENT
                OF THE 1996 AMENDED EMPLOYEE STOCK PURCHASE PLAN.

                                  PROPOSAL FOUR
               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

Proposal

      The Board of Directors has selected Ernst & Young LLP to audit the financial statements of the Company for the year ending December 31, 2001, and recommends that the stockholders ratify the selection. In the event of a negative vote, the Board will reconsider its selection.

      Ernst & Young LLP has audited the Company's financial statements since 1993. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they so desire, and are expected to be available to respond to appropriate questions.

Audit Fees

      During the fiscal year ended December 31, 2000, the aggregate fees billed by Ernst & Young LLP for professional services rendered in connection with the audit of the Company's annual financial statements and for reviews of the Company's interim financial statements for such fiscal year were $115,000.

All Other Fees

      During the fiscal year ended December 31, 2000, the aggregate fees billed by Ernst & Young LLP for all other professional services were $60,700, consisting of audit related and tax preparation services. Audit related services generally include fees for accounting consultations, SEC registration statements and the audit of the Company's 410-K Plan.

      The Audit Committee has determined that the rendering of all other non-audit services by Ernst & Young LLP is compatible with maintaining such auditors' independence.

             THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS
                 VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT
                            OF INDEPENDENT AUDITORS.

                   BENEFICIAL SECURITY OWNERSHIP OF MANAGEMENT
                          AND CERTAIN BENEFICIAL OWNERS

      The following table sets forth certain information known to the Company with respect to beneficial ownership of the Company's Common Stock as of April 27, 2001 by (i) each stockholder known by the Company to be the beneficial owner of more than 5% of the Company's Common Stock, (ii) each current director, (iii) the Company's Chief Executive Officer and each of the other executive officers of the Company whose total salary and bonus for fiscal year 2000 exceeded $100,000 (together, the "Named Officers") and (iv) all executive officers and directors as a group.

                                                                       Percent
                        Five Percent Stockholders,                  Beneficially
Title of Class       Directors and Executive Officers      Number     Owned (1)
--------------  -----------------------------------------  -------  ------------
Common Stock    BVF Partners L.P. .......................  975,007       8.5%
                  333 West Wacker Drive, Suite 1600
                  Chicago, IL 60606
Common Stock    Liberty Wanger Asset Management, L.P. ...  823,000       7.2%
                  70 West Madison Street, Suite 3300
                  Chicago, IL 60602
Common Stock    Keith A. Bostian, Ph.D. (2) .............  193,433       1.7%
Common Stock    Donald D. Huffman (3) ...................   22,812         *
Common Stock    Daniel L. Kisner, M.D. (4) ..............   20,667         *
Common Stock    George H. Miller, Ph.D. (5) .............  112,847       1.0%
Common Stock    Hugh Y. Rienhoff, Jr., M.D. (6) .........   16,035         *
Common Stock    James E. Rurka (7) ......................  424,068       3.7%
Common Stock    David Schnell, M.D. (8) .................   52,880         *
Common Stock    John P. Walker (9) ......................   56,146         *
Common Stock    All directors and executive officers as a
                  group (8 persons) (10) ................  898,888       7.8%

----------
*Less than 1%

(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting or investment power with respect to securities, subject to community property laws, where applicable. Applicable percentage ownership is based on 11,487,238 shares of Common Stock outstanding as of April 27, 2001.
(2) Includes 145,433 shares held by Dr. Bostian, 16,000 shares held by Arthur Weil as Trustee for Dr. Bostian's children with respect to which Dr. Bostian disclaims beneficial ownership, 2,000 shares held by Dr. Bostian as Custodian for Dr. Bostian's children, and 30,000 shares issuable to Dr. Bostian pursuant to options exercisable within 60 days of April 27, 2001. Of the latter, Dr. Bostian disclaims beneficial ownership of 12,794 shares, the beneficial ownership of which has been transferred to his former spouse.
(3) Includes 22,812 shares issuable to Mr. Huffman pursuant to options exercisable within 60 days of April 27, 2001.
(4) Includes 20,667 shares issuable to Dr. Kisner pursuant to options exercisable within 60 days of April 27, 2001.
(5) Includes 13,784 shares held by Dr. Miller and 99,063 shares issuable to Dr. Miller pursuant to options exercisable within 60 days of April 27, 2001.
(6) Includes 35 shares held by Dr. Rienhoff and 16,000 shares issuable to Dr. Rienhoff pursuant to options exercisable within 60 days of April 27, 2001.
(7) Includes 184,588 shares held by Mr. Rurka and 239,480 shares issuable to Mr. Rurka pursuant to options exercisable within 60 days of April 27, 2001.
(8) Includes 36,880 shares held by Dr. Schnell and 16,000 shares issuable to Dr. Schnell pursuant to options exercisable within 60 days of April 27, 2001.
(9) Includes 15,000 shares held by the Walker Living Trust of which Mr. Walker is a Trustee and 41,146 shares issuable to Mr. Walker pursuant to options exercisable within 60 days of April 27, 2001.

(10) Includes 485,168 shares issuable pursuant to options exercisable within 60 days of April 27, 2001.

                             EXECUTIVE COMPENSATION

Executive Officers

      The executive officers of the Company and certain information about them as of December 31, 2000 are listed below:

           Name               Age             Company Positions            Since
---------------------------   ---   ------------------------------------   -----
James E. Rurka (1)             55   President, Chief Executive Officer      1994
                                    and Director
George H. Miller, Ph.D.        62   Senior Vice President - Research and    1998
                                    Development
Donald D. Huffman              54   Vice President - Finance and            2000
                                    Corporate Development and Chief
                                    Financial Officer

----------
(1) On March 22, 2001, the Company announced that Mr. Rurka will step down as its President and Chief Executive Officer upon the hiring of a successor and will remain a Director.

      James E. Rurka, President, Chief Executive Officer and a Director, joined the Company in February 1994. From August 1983 to December 1993 he was with Cetus Corporation, subsequently acquired by Chiron Corporation, a major biotechnology company, where he was most recently President of the Cetus Oncology Division. Prior to joining Cetus Corporation, Mr. Rurka held several group marketing and product management positions at Bristol Myers Squibb, a diversified worldwide health and personal care company, and Schering-Plough Corporation, a research-based company engaged in the discovery, development, manufacturing and marketing of pharmaceutical products worldwide. Mr. Rurka served on the Board of Directors of Iconix Pharmaceuticals, Inc. (32% owned by Microcide) during 2000 and resigned in 2001. He also serves on the Board of Directors of the Biotechnology Industry Organization (BIO). Mr. Rurka has a B.A. in English with a minor in Business from Seton Hall University, and he attended Seton Hall University Graduate School of Business.

      George H. Miller, Ph.D., Senior Vice President - Research and Development, joined the Company in January 1998. Prior to joining Microcide, Dr. Miller had spent the previous 23 years at Schering-Plough Research Institute, a research-based company engaged in the discovery and development of pharmaceutical products worldwide. From 1986 to 1997, Dr. Miller served as Presidential Fellow - Vice President - Infectious Disease and Microbial Products Discovery. Dr. Miller has a B.Sc. and M.Sc. from Philadelphia College of Pharmacy and Science, and a Ph.D. from Medical College of Virginia.

      Donald D. Huffman, Vice President - Finance and Corporate Development and Chief Financial Officer, joined the Company in May 2000. From November 1997 to May 2000, Mr. Huffman was Vice President, Finance & Administration and Chief Financial Officer of Celtrix Pharmaceuticals, Inc. Mr. Huffman was Vice President and Chief Financial Officer of Endosonics Corporation from July 1995 to October 1997, and he previously served in the same capacity at Qualimatrix, Inc. from 1990 to June 1995. In addition, Mr. Huffman held senior financial management positions at Furon Company and Alumax Inc. He received an M.B.A. from State University of New York at Buffalo and a B.S. from Pennsylvania State University.

Compensation Tables

      Summary Compensation Table. The following table sets forth the compensation paid by the Company to the Chief Executive Officer and each Named Officer.

                                                          Annual Compensation
                                                 -----------------------------------    Long-Term
                                        Fiscal                         Other Annual    Compensation      All Other
     Name and Principal Position         Year     Salary   Bonus (1)   Compensation   Options/SARs #   Compensation (2)
-------------------------------------   ------   --------  ---------   ------------   --------------   ----------------
James E. Rurka,                           2000   $319,167   $33,600           --          60,000 (3)       $   690
    President, Chief Executive            1999    291,167    78,750           --          50,000 (4)           432
    Officer and Director                  1998    286,667    25,000           --          25,000 (5)           270

George H. Miller, Ph.D., Senior Vice      2000    249,375    18,750           --          50,000 (7)         4,238
    President - Research and              1999    234,270    44,063           --          40,000 (8)         2,480
    Development (6)                       1998    209,278    22,000       88,525 (9)      60,000 (10)        2,130

Donald D. Huffman, Vice President -       2000    117,794    15,000                       65,000 (12)       27,684
    Finance and Corporate Development
    and Chief Financial Officer (11)

----------
(1) Represents bonuses earned by the Named Officer based upon his performance in the year noted but paid in the subsequent year.
(2) Represents amounts paid by the Company on behalf of the officer for term life insurance policies (the proceeds of which are payable to the officer's beneficiaries), and in the case of Mr. Huffman, also included are consulting fees earned prior to joining the Company in May 2000 in the amount of $27,281.
(3) Pursuant to the Company's 1993 Amended Incentive Stock Plan, an option to purchase 60,000 shares of Common Stock at a price of $19.00 per share was granted to Mr. Rurka in February 2000. Such option vests on a monthly basis over a four-year period after the date of grant. As of December 31, 2000, such option was vested with respect to 12,500 shares of Common Stock.
(4) Pursuant to the Company's 1993 Amended Incentive Stock Plan, an option to purchase 50,000 shares of Common Stock at a price of $4.25 per share was granted to Mr. Rurka in February 1999. Such option vests on a monthly basis over a four-year period after the date of grant. As of December 31, 2000, such option was vested with respect to 22,917 shares of Common Stock.
(5) Pursuant to the Company's 1993 Amended Incentive Stock Plan, an option to purchase 25,000 shares of Common Stock at a price of $8.25 per share was granted to Mr. Rurka in March 1998. Such option vests on a monthly basis over a four-year period after the date of grant. As of December 31, 2000, such option was vested with respect to 17,188 shares of Common Stock.
(6)   Dr. Miller joined the Company in January 1998.
(7) Pursuant to the Company's 1993 Amended Incentive Stock Plan, an option to purchase 50,000 shares of Common Stock at a price of $19.00 per share was granted to Dr. Miller in February 2000. Such option vests on a monthly basis over a four-year period after the date of grant. As of December 31, 2000, such option was vested with respect to 10,417 shares of Common Stock.
(8) Pursuant to the Company's 1993 Amended Incentive Stock Plan, an option to purchase 40,000 shares of Common Stock at a price of $4.25 per share was granted to Dr. Miller in February 1999. Such option vests on a monthly basis over a four-year period after the date of grant. As of December 31, 2000, such option was vested with respect to 18,333 shares of Common Stock.
(9) Represents reimbursement of expenses incurred by Dr. Miller in connection with relocating to the Company's geographic region attributed to 1998 compensation.
(10) Pursuant to the Company's 1993 Amended Incentive Stock Plan, an option to purchase 60,000 shares of Common Stock at a price of $9.00 per share was granted to Dr. Miller in January 1998. Such option vests with respect to 25% of the shares subject to the option one year after the date of grant, and as to the remainder in equal monthly installments over the succeeding 36 months. As of December 31, 2000, such option was vested with respect to 43,750 shares of Common Stock.
(11)  Mr. Huffman joined the Company in May 2000.
(12) Pursuant to the Company's 1993 Amended Incentive Stock Plan, an option to purchase 65,000 shares of Common Stock at a price of $5.44 per share was granted to Mr. Huffman in May 2000. Such option vests with respect to 25% of the shares subject to the option one year after the date of grant, and as to the remainder in equal monthly installments over the succeeding 36 months. As of December 31, 2000, such option was vested with respect to zero shares of Common Stock.

      Termination of Employment and Change of Control Arrangements. The Company has entered into severance agreements with Dr. Miller and Mr. Huffman to provide severance benefits upon a termination following a change of control. A summary of the terms of the agreements is provided in the section entitled "Certain Relationships and Related Transactions."

Stock Option Information

      Option Grants in Last Fiscal Year. The following table sets forth certain information concerning grants of stock options to each of the Named Officers during the fiscal year ended December 31, 2000. The table also sets forth hypothetical gains or "option spreads" for the options at the end of their respective ten-year terms. These gains are based on the assumed rates of annual compound stock price appreciation of 5% and 10% from the date the option was granted over the full option term. Actual gains, if any, on option exercises are dependent on the future performance of the Company's Common Stock and overall market conditions.

                                               % of Total                            Potential Realizable Value
                                                 Options                             at Assumed Annual Rate of
                                               Granted to                                Stock Appreciation
                                      Options   Employees   Exercise                    for Option Terms (2)
                                      Granted   in Fiscal   Price per   Expiration   --------------------------
               Name                     (1)       Year        Share        Date          5%              10%
-----------------------------------   -------  ----------   ---------   ----------   ----------      ----------
James E. Rurka,                        60,000      11.3%    $ 19.00      02/18/10    $1,010,141      $2,283,740
   President, Chief Executive
   Officer and Director
George H. Miller, Ph.D.,               50,000       9.4%      19.00      02/18/10       841,784       1,903,117
   Senior Vice President - Research
   and Development
Donald D. Huffman,                     65,000      12.2%       5.44      05/10/10       222,295         563,340
   Vice President - Finance and
   Corporate Development and Chief
   Financial Officer

----------
(1) The options referenced in the foregoing table are intended to be incentive stock options to the extent permitted by applicable law. The Company's 1993 Amended Incentive Stock Plan (Incentive Plan) also provides for the grant of non-qualified stock options. Incentive stock options may be granted under the Incentive Plan at an exercise price no less than fair market value on the date of grant. For so long as the Company's Common Stock is listed on the Nasdaq National Market, the fair market value is the closing sale price for the Common Stock. Non-qualified options may be granted at an exercise price of no less than 85% of fair market value on the date of grant. The above-referenced options generally become exercisable on a monthly basis over a four-year period after the date of grant, except for Mr. Huffman's options, which represent his initial incentive stock option grant and whereby 25% of the shares vest one year after the date of grant, and the remainder in equal monthly installments over the succeeding 36 months. Options generally terminate on the earlier of thirty days after termination of the optionee's employment by or services to the Company, or ten years after grant.
(2) The 5% and 10% assumed annualized rates of compound stock price appreciation are based on the exercise prices shown in the table, are mandated by the rules of the Securities and Exchange Commission, and do not represent the Company's estimate or a projection by the Company of future Common Stock prices.

      Aggregate Option Exercises in Last Fiscal Year and Fiscal Year-End Values. The following table sets forth certain information concerning the number of options exercised by the Named Officers during the fiscal year ended December 31, 2000, and the number of shares covered by both exercisable and unexercisable stock options held by the Named Officers as of December 31, 2000. Also reported are values for "in-the-money" options that represent the positive spread between the respective exercise prices of outstanding options and the fair market value of the Company's Common Stock as of December 29, 2000 ($4.125 per share).

                                                                                          Value of Unexercised
                                                          Number of Unexercised          In-the-Money Options at
                                Shares                 Options at December 31, 2000         December 31, 2000
                              Acquired on    Value     ----------------------------   ----------------------------
         Name                  Exercise     Realized   Exercisable    Unexercisable   Exercisable    Unexercisable
-----------------------       -----------   --------   -----------    -------------   -----------    -------------
James E. Rurka                       0        $  0       218,959          86,041      $  346,875          $  0
George H. Miller, Ph.D.              0           0        72,500          77,500               0             0
Donald D. Huffman                    0           0             0          65,000               0             0

                    REPORT OF THE COMPENSATION COMMITTEE (1)

      The Compensation Committee of the Board of Directors reviews and recommends to the Board of Directors for approval the Company's executive compensation policies. The Committee during 2000 consisted of directors David Schnell, M.D. and John P. Walker and currently consists of Directors John P. Walker, Daniel L. Kisner, M.D., and David Schnell, M.D. The following is the report of the Committee describing the compensation policies and rationales applicable to the Company's executive officers with regard to the compensation payable to such executive officers for the fiscal year ended December 31, 2000.

Compensation Philosophy

      The goal of the Company's compensation policies is to align executive compensation with business objectives and corporate performance, and to attract and retain executives who contribute to the long-term success and value of the Company. Compensation for the Company's executive officers consists of a base salary and potential cash bonus, as well as potential incentive compensation through stock options and stock ownership. The Committee considers the total current and potential long-term compensation of each executive officer in establishing each element of compensation.

Base Salary

      The base salary component is designed to compensate executive officers competitively at levels necessary to attract and retain qualified executives in the pharmaceutical and biotechnology industry. The base salary for each officer is set on the basis of personal performance, the salary levels in effect for comparable positions within the Company's principal competitors, and internal comparability considerations. As a general matter, the base salary for each executive officer is initially established through negotiation at the time the officer is hired, taking into account such officer's qualifications, experience, prior salary, and competitive salary information. Year-to-year adjustments to each executive officer's base salary are based upon personal performance for the year and changes in the general level of base salaries of persons in comparable positions within the industry.

Incentive Bonuses

      The Company implemented a formal incentive bonus plan in 1997 pursuant to which the executive officers of the Company are eligible to receive incentive cash compensation based upon achievement of corporate goals approved by the Board of Directors. The amounts of such cash bonuses for executive officers other than the Chief Executive Officer are based upon the recommendation of the Chief Executive Officer, subject to review and approval of the Compensation Committee and the Board of Directors. The amount of any cash bonus for the Chief Executive Officer is determined by the Compensation Committee subject to the review and approval of the Board of Directors.

Long-Term Incentives

      The Committee provides the Company's executive officers with long-term incentive compensation through grants of stock options under the Company's 1993 Amended Incentive Stock Plan and the opportunity to purchase stock under the 1996 Amended Employee Stock Purchase Plan (the "Purchase Plan"). The Committee believes that stock options provide the Company's executive officers with the opportunity to purchase and maintain an equity interest in the Company and to share in the appreciation of the value of the Company's Common Stock. The Committee believes that stock options directly motivate an executive to maximize long-term stockholder value. The options also utilize vesting periods (generally four years) that encourage key executives to continue in the employ of the Company. All options granted to executive officers to date have been granted at the fair market value of the Company's Common Stock on the date of grant. The Committee considers the grant of each option subjectively, considering factors such as the individual performance of the executive officer and the past and anticipated future contribution of the executive officer to the attainment of the Company's long-term strategic performance goals. Long-term incentives granted in prior years are also taken into consideration. The Company is seeking approval from its stockholders at the Annual Meeting to adopt its 2001 Incentive Stock Plan (approved by the Board) because the current plan is scheduled to expire in the near term.

      The Company established the Purchase Plan both to encourage employees to continue in the employ of the Company and to motivate employees through ownership interest in the Company. Under the Purchase Plan, employees may purchase Common Stock through payroll deductions in semi-annual offerings at a price equal to the lower of 85% of the closing price on the applicable offering commencement date or 85% of the closing price on the applicable offering termination date. The Company has reserved 220,000 shares of Common Stock for issuance to employees and is seeking approval from its stockholders (approved by the Board) an increase of 250,000 shares at the Annual Meeting.

Chief Executive Officer Compensation

      The compensation of the Chief Executive Officer is reviewed annually on the same basis as discussed above for all executive officers. In January 2000, James E. Rurka's base salary was increased from $300,000 to $320,000, an increase of 6.7%. Mr. Rurka received a $33,600 bonus in 2001 relative to 2000 performance and a $78,750 bonus in 2000 relative to 1999 performance, which is approximately 35% of the bonus amount that would otherwise have been available had Mr. Rurka and the Company achieved and/or exceeded all stated performance goals. Given Mr. Rurka's decision in the first quarter of 2001 to step down as Chief Executive Officer, the Committee has not increased Mr. Rurka's salary or granted him any additional stock options in 2001. As it does with other executive officers, the Committee continues to base Mr. Rurka's total compensation on the Company's accomplishments and the Chief Executive Officer's contribution thereto.

Section 162(m)

      The Board has considered the potential future effects of Section 162(m) of the Internal Revenue Code on the compensation paid to the Company's executive officers. Section 162(m) disallows a tax deduction for any publicly held corporation for individual compensation exceeding $1.0 million in any taxable year for any of the executive officers named in the Proxy Statement, unless compensation is performance-based. The Company has adopted a policy that, where reasonably practicable, the Company will seek to qualify the variable compensation paid to its executive officers for an exemption from the deductibility limitations of Section 162(m).

      In approving the amount and form of compensation for the Company's executive officers, the Committee will continue to consider all elements of the cost to the Company of providing such compensation, including the potential impact of Section 162(m).

COMPENSATION COMMITTEE
John P. Walker (Chair)
Daniel L. Kisner, M.D.
David Schnell, M.D.

(1) Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, the Report of the Compensation Committee shall not be incorporated by reference into any such filings.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      Under the terms of the Series A Preferred Stock Purchase Agreement between the Company and EpiGenix, Inc., a Delaware corporation, now named Iconix Pharmaceuticals, Inc., (Iconix) dated January 14, 1998, the Core Technology Development and License Agreement between the Company and Iconix dated January 14, 1998 (Core Technology Agreement) and the Antiviral and Surrogate Genetics Research and Collaboration Agreement between the Company and Iconix dated January 14, 1998 (Collaboration Agreement), the Company purchased 8,750,000 shares of Series A Preferred Stock of Iconix in exchange for the assignment and license of certain technology from the Company to Iconix pursuant to the terms of the Core Technology Agreement. Although this transaction was cashless, the shares of Series A Preferred Stock were deemed to have a value of $0.75 per share based upon the $0.75 price per share paid by the investors purchasing Series B Preferred Stock of Iconix (which is substantially similar in rights, preferences, and privileges to the Series A Preferred Stock) as part of the same transaction. As of March 21, 2001, Microcide held approximately a 32% ownership interest (29% on a fully diluted basis) of Iconix. Microcide accounts for its investment using the equity method of accounting and since Microcide's investment has a zero book basis, the losses of Iconix do not impact Microcide's statement of operations.

      Under the terms of the three-year Core Technology Agreement, the Company agreed to transfer or license certain technology to Iconix and to jointly develop certain technologies for a specified period of time. Under the terms of the three-year Collaboration Agreement, the parties agreed to collaborate to discover and develop viral therapeutics, as well as to potentially utilize the technologies which Iconix will develop for antibacterial and antifungal applications. The Core Technology Development and License Agreement was not extended beyond the scheduled conclusion date of January 14, 2001. Under the Core Technology Agreement, projects jointly undertaken pursuant to this agreement resulted in a cost to Microcide of approximately $238,000, $515,000 and $274,000, respectively, reduced by $4,000, $130,000 and nil for research services to Iconix for the years ended December 31, 2000, 1999 and 1998, respectively. Under the Collaboration Agreement, Microcide incurred antiviral research expenses of approximately $1,528,000, $1,873,000 and $823,000 for the years ended December 31, 2000, 1999 and 1998, respectively.

      Under the terms of a Support Service Agreement, Microcide provided Iconix with facilities and various business support services with reimbursement to Microcide. This agreement concluded on January 14, 2001 but is currently under negotiation for renewal. For the years ended December 31, 2000, 1999 and 1998, Microcide received approximately $1,067,000, $1,108,000 and $763,000, respectively, from Iconix pursuant to the Support Services Agreement which it treated as a reduction of expenses.

      Dr. Keith Bostian, formerly Chief Operating Officer of the Company, is the President and Chief Executive Officer of Iconix. Dr. Bostian continues to serve as a member of the Company's Board of Directors. He also serves as a consultant to the Company and is reimbursed as services are rendered.

      Dr. Hugh Y. Rienhoff currently serves as a director for Iconix. He also serves as a member of the Company's Board of Directors.

      Effective January 1, 2001, the Company signed a consulting agreement with John P. Walker, Chairman of the Board, who will provide consulting services. Under the terms of the agreement, Mr. Walker will be reimbursed at a rate of $15,000 per month and was granted a non-qualified option to purchase 75,000 shares of Common Stock. These options were granted with a term of ten (10) years and vest monthly over 4 years. The agreement shall terminate on the earlier of the date that Mr. Walker ceases to serve on the Company's Board of Directors or ceases to provide consulting services to the Company under this agreement. In 2001, Mr. Walker was appointed to serve as a director for Iconix.

      The Company has a note receivable from George H. Miller, Ph.D., Senior Vice President of Research and Development dated as of February 26, 1998, in the principal amount of $200,000. This note is secured by property and due within one year following termination of Dr. Miller's employment with Microcide. The note bears interest at 6% per annum, which is forgiven on December 31 for the first five years following the issuance of the note; such forgiveness is contingent upon Dr. Miller's continued employment at Microcide. The entire principal amount is outstanding as of May 23, 2001.

      The Company entered into severance agreements with each of George H. Miller, Ph.D., Donald D. Huffman, Robert D. Testorff and Robert B. Kammer, M.D. in March 2001, which were amended and restated in May 2001. Under each of these agreements, if the individual's employment with the Company is terminated without cause or the individual is constructively terminated, in each case within twelve (12) months following a change of control of the Company, the individual is entitled to receive, subject to the terms of the agreement, the continued payment of the individual's base compensation at the annual rate in effect on the date when the termination of employment with the Company is effective for twelve (12) months following the termination.

      The Company believes that the transactions set forth above were made on terms no less favorable to the Company than could have been obtained from unaffiliated third parties. All future transactions, including loans, between the Company and its officers, directors, principal stockholders and their affiliates will be approved by a majority of the Board of Directors, including a majority of the independent and disinterested outside directors and will continue to be on terms no less favorable to the Company than could be obtained from unaffiliated third parties.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      During 2000, the Compensation Committee consisted of David Schnell, M.D. and John P. Walker. No member of the Compensation Committee, as constituted during 2000, was a former or current officer or employee of the Company. The Company and Mr. Walker have entered into a consulting agreement, and a summary of the terms of that agreement is provided in the section entitled "Certain Relationships and Related Transactions."

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the SEC. Such officers, directors and 10% stockholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file.

      Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that, during the fiscal year ended December 31, 2000, all Section 16(a) filing requirements applicable to its officers, directors and 10% stockholders were complied with.

                                LEGAL PROCEEDINGS

      The Company is not a party to any legal proceeding.

                         CORPORATE PERFORMANCE GRAPH (1)

      The following graph shows a comparison of cumulative total stockholder return on the Company's Common Stock from the effective date of the Company's initial public offering on May 14, 1996 through December 31, 2000 for the Company, the Nasdaq National Market Index and the Nasdaq Pharmaceutical Index. The Nasdaq Pharmaceutical Index represents all companies trading on the Nasdaq National Market under the Standard Industrial Code for pharmaceutical companies, including biotechnology companies. The graph is presented pursuant to the rules of the Securities and Exchange Commission. The Company believes that while total stockholder return can be an important indicator of corporate performance, the stock prices of companies like Microcide are subject to a number of market-related factors other than company performance, such as competitive announcements, mergers and acquisitions in the industry, the general state of the economy and the prices of biopharmaceutical stocks.

    [TABLE TO BE CONVERTED TO EDGAR -- REPLACE WITH GRAPH IN TYPESET VERSION]

                            CUMULATIVE TOTAL RETURN*
         AMONG MICROCIDE PHARMACEUTICALS, INC., THE NASDAQ STOCK MARKET
                    INDEX AND THE NASDAQ PHARMACEUTICAL INDEX

Measurement Period      Microcide               Nasdaq         Nasdaq
(Fiscal Year Covered)   Pharmaceuticals, Inc.   Stock Market   Pharmaceutical

May 14, 1996                    100                 100              100
December 31, 1996                71                 105               90
December 31, 1997                63                 128               93
December 31, 1998                28                 180              119
December 31, 1999                63                 326              221
December 31, 2000                29                 202              277

*ASSUMES $100 INVESTED ON MAY 14, 1996. ASSUMES DIVIDENDS REINVESTED. FISCAL YEARS ENDING DECEMBER 31.

(1) Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, the Performance Graph shall not be incorporated by reference into any such filings.

                                  OTHER MATTERS

      The Company knows of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend.

                                    BY ORDER OF THE BOARD OF DIRECTORS

Mountain View, California
Dated: May 23, 2001

                                   APPENDIX A

                         Microcide Pharmaceuticals, Inc.
                            2001 INCENTIVE STOCK PLAN

                               Adopted May 1, 2001
                    Approved By Stockholders __________, 2001

1.    Purposes.

      (a) Eligible Stock Award Recipients. The persons eligible to receive Stock Awards are the Employees, Directors and Consultants of the Company and its Affiliates.

      (b) Available Stock Awards. The purpose of the Plan is to provide a means by which eligible recipients of Stock Awards may be given an opportunity to benefit from increases in value of the Common Stock through the granting of the following Stock Awards: (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii) stock bonuses and (iv) rights to acquire restricted stock.

      (c) General Purpose. The Company, by means of the Plan, seeks to retain the services of the group of persons eligible to receive Stock Awards, to secure and retain the services of new members of this group and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

2.    Definitions.

      (a) "Affiliate" means any parent corporation or subsidiary corporation of the Company, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

      (b) "Board" means the Board of Directors of the Company.

      (c) "Code" means the Internal Revenue Code of 1986, as amended.

      (d) "Committee" means a committee of one or more members of the Board appointed by the Board in accordance with subsection 3(c).

      (e) "Common Stock" means the common stock of the Company.

      (f) "Company" means Microcide Pharmaceuticals, Inc., a Delaware corporation.

      (g) "Consultant" means any person, including an advisor, (i) engaged by the Company or an Affiliate to render consulting or advisory services and who is compensated for such services or (ii) who is a member of the Board of Directors of an Affiliate. However, the term "Consultant" shall not include either Directors who are not compensated by the Company for their services as Directors or Directors who are merely paid a director's fee by the Company for their services as Directors.

      (h) "Continuous Service" means that the Participant's service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. The Participant's Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant's service to the Company or an Affiliate. For example, a change in status without interruption from an Employee of the Company to a Consultant of an Affiliate or a Director will not constitute an interruption of Continuous Service. The Board or the chief executive officer of the Company, in that party's sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal leave.

      (i) "Covered Employee" means the chief executive officer and the four (4) other highest compensated officers of the Company for whom total compensation is required to be reported to stockholders under the Exchange Act, as determined for purposes of Section 162(m) of the Code.

      (j) "Director" means a member of the Board of Directors of the Company.

      (k) "Disability" means the permanent and total disability of a person within the meaning of Section 22(e)(3) of the Code.

      (l) "Employee" means any person employed by the Company or an Affiliate. Mere service as a Director or payment of a director's fee by the Company or an Affiliate shall not be sufficient to constitute "employment" by the Company or an Affiliate.

      (m) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

      (n) "Fair Market Value" means, as of any date, the value of the Common Stock determined as follows:

            (i) If the Common Stock is listed on any established stock exchange or traded on the Nasdaq National Market or the Nasdaq SmallCap Market, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable.

            (ii) In the absence of such markets for the Common Stock, the Fair Market Value shall be determined in good faith by the Board.

      (o) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

      (p) "Non-Employee Director" means a Director who either (i) is not a current Employee or Officer of the Company or its parent or a subsidiary, does not receive compensation (directly or indirectly) from the Company or its parent or a subsidiary for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act ("Regulation S-K")), does not possess an interest in any other transaction as to which disclosure would be required under Item 404(a) of Regulation S-K and is not engaged in a business relationship as to which disclosure would be required under Item 404(b) of Regulation S-K; or (ii) is otherwise considered a "non-employee director" for purposes of Rule 16b-3.

      (q) "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

      (r) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

      (s) "Option" means an Incentive Stock Option or a Nonstatutory Stock Option granted pursuant to the Plan.

      (t) "Option Agreement" means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

      (u) "Optionholder" means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

      (v) "Outside Director" means a Director who either (i) is not a current employee of the Company or an "affiliated corporation" (within the meaning of Treasury Regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an "affiliated corporation" receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an officer of the Company or an "affiliated corporation" at any time and is not currently receiving direct or indirect remuneration from the Company or an "affiliated corporation" for services in any capacity other than as a Director or (ii) is otherwise considered an "outside director" for purposes of Section 162(m) of the Code.

      (w) "Participant" means a person to whom a Stock Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Award.

      (x) "Plan" means this Microcide Pharmaceuticals, Inc. 2001 Incentive Stock Plan.

      (y) "Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

      (z) "Securities Act" means the Securities Act of 1933, as amended.

      (aa) "Stock Award" means any right granted under the Plan, including an Option, a stock bonus and a right to acquire restricted stock.

      (bb) "Stock Award Agreement" means a written agreement between the Company and a holder of a Stock Award evidencing the terms and conditions of an individual Stock Award grant. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.

      (cc) "Ten Percent Stockholder" means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.

3. Administration.

      (a) Administration by Board. The Board shall administer the Plan unless and until the Board delegates administration to a Committee, as provided in subsection 3(c).

      (b) Powers of Board. The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

            (i) To determine from time to time which of the persons eligible under the Plan shall be granted Stock Awards; when and how each Stock Award shall be granted; what type or combination of types of Stock Award shall be granted; the provisions of each Stock Award granted (which need not be identical), including the time or times when a person shall be permitted to receive Common Stock pursuant to a Stock Award; and the number of shares of Common Stock with respect to which a Stock Award shall be granted to each such person.

            (ii) To construe and interpret the Plan and Stock Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

            (iii) To amend the Plan or a Stock Award as provided in Section 12.

            (iv) To terminate or suspend the Plan as provided in Section 13.

            (v) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company which are not in conflict with the provisions of the Plan.

      (c) Delegation to Committee.

            (i) General. The Board may delegate administration of the Plan to a Committee or Committees of one (1) or more members of the Board, and the term "Committee" shall apply to any person or persons to whom such authority has been delegated. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

            (ii) Committee Composition. In the discretion of the Board, a Committee may consist solely of two or more Outside Directors, in accordance with Section 162(m) of the Code, and/or solely of two or more Non-Employee Directors, in accordance with Rule 16b-3. Within the scope of such authority, the Board or the Committee may (1) delegate to a committee of one or more members of the Board who are not Outside Directors the authority to grant Stock Awards to eligible persons who are either (a) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Stock Award or (b) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code and/or) (2) delegate to a committee of one or more members of the Board who are not Non-Employee Directors the authority to grant Stock Awards to eligible persons who are not then subject to Section 16 of the Exchange Act.

      (d) Effect of Board's Decision. All determinations, interpretations and constructions made by the Board in good faith shall not be subject to review by any person and shall be final, binding and conclusive on all persons.

4.    Shares Subject to the Plan.

      (a) Share Reserve. Subject to the provisions of Section 11 relating to adjustments upon changes in Common Stock, the Common Stock that may be issued pursuant to Stock Awards shall not exceed in the aggregate five hundred fifty thousand (550,000) shares of Common Stock. In addition to the foregoing, during the term of the Plan, on each January 1 following the Plan's adoption by the Board, the number of shares of Common Stock that may be issued pursuant to Stock Awards shall be increased by the least of (i) five hundred thousand (500,000) shares; (ii) four percent (4%) of the Shares of Common Stock then outstanding or
(iii) such other lesser amount as determined by the Board in its sole discretion.

      (b) Reversion of Shares to the Share Reserve. If any Stock Award shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, the shares of Common Stock not acquired under such Stock Award shall revert to and again become available for issuance under the Plan.

      (c) Source of Shares. The shares of Common Stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

5.    Eligibility.

      (a) Eligibility for Specific Stock Awards. Incentive Stock Options may be granted only to Employees. Stock Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants.

      (b) Ten Percent Stockholders. A Ten Percent Stockholder shall not be granted an Incentive Stock Option unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock at the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant.

      (c) Section 162(m) Limitation. Subject to the provisions of Section 11 relating to adjustments upon changes in the shares of Common Stock, no Employee shall be eligible to be granted Options covering more than five hundred thousand (500,000) shares of Common Stock during any calendar year.

      (d) Consultants. A Consultant shall not be eligible for the grant of a Stock Award if, at the time of grant, a Form S-8 Registration Statement under the Securities Act ("Form S-8") is not available to register either the offer or the sale of the Company's securities to such Consultant because of the nature of the services that the Consultant is providing to the Company, or because the Consultant is not a natural person, or as otherwise provided by the rules governing the use of Form S-8, unless the Company determines both (i) that such grant (A) shall be registered in another manner under the Securities Act (e.g., on a Form S-3 Registration Statement) or
(B) does not require registration under the Securities Act in order to comply with the requirements of the Securities Act, if applicable, and (ii) that such grant complies with the securities laws of all other relevant jurisdictions.

6.    Option Provisions.

      Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

      (a) Term. Subject to the provisions of subsection 5(b) regarding Ten Percent Stockholders, no Incentive Stock Option shall be exercisable after the expiration of ten (10) years from the date it was granted.

      (b) Exercise Price of an Incentive Stock Option. Subject to the provisions of subsection 5(b) regarding Ten Percent Stockholders, the exercise price of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

      (c) Exercise Price of a Nonstatutory Stock Option. The exercise price of each Nonstatutory Stock Option shall be determined by the Administrator in its sole discretion.

      (d) Consideration. The purchase price of Common Stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash at the time the Option is exercised or (ii) at the discretion of the Board (1) by delivery to the Company of other Common Stock, (2) according to a deferred payment or other similar arrangement with the Optionholder or (3) in any other form of legal consideration that may be acceptable to the Board. Unless otherwise specifically provided in the Option, the purchase price of Common Stock acquired pursuant to an Option that is paid by delivery to the Company of other Common Stock acquired, directly or indirectly from the Company, shall be paid only by shares of the Common Stock of the Company that have been held for more than six (6) months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes). At any time that the Company is incorporated in Delaware, payment of the Common Stock's "par value," as defined in the Delaware General Corporation Law, shall not be made by deferred payment.

      In the case of any deferred payment arrangement, the terms of such arrangement shall be determined by the Administrator in its sole discretion, which terms shall include without limitation that interest shall be compounded at least annually and shall be charged at the minimum rate of interest necessary to avoid the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement.

      (e) Transferability of an Incentive Stock Option. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

      (f) Transferability of a Nonstatutory Stock Option. A Nonstatutory Stock Option shall be transferable only to the extent provided in the Option Agreement. If the Nonstatutory Stock Option does not provide for transferability, then the Nonstatutory Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

      (g) Vesting Generally. The total number of shares of Common Stock subject to an Option may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board may deem appropriate. The vesting provisions of individual Options may vary. The provisions of this subsection 6(g) are subject to any Option provisions governing the minimum number of shares of Common Stock as to which an Option may be exercised.

      (h) Termination of Continuous Service. In the event an Optionholder's Continuous Service terminates (other than upon the Optionholder's death or Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination) but only within such period of time ending on the earlier of (i) the date three (3) months following the termination of the Optionholder's Continuous Service (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate.

      (i) Extension of Termination Date. An Optionholder's Option Agreement may also provide that if the exercise of the Option following the termination of the Optionholder's Continuous Service (other than upon the Optionholder's death or Disability) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in subsection 6(a) or (ii) the expiration of a period of three (3) months after the termination of the Optionholder's Continuous Service during which the exercise of the Option would not be in violation of such registration requirements.

      (j) Disability of Optionholder. In the event that an Optionholder's Continuous Service terminates as a result of the Optionholder's Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination), but only within such period of time ending on the earlier of (i) the date twelve (12) months following such termination (or such longer or shorter period specified in the Option Agreement) or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified herein, the Option shall terminate.

      (k) Death of Optionholder. In the event (i) an Optionholder's Continuous Service terminates as a result of the Optionholder's death or (ii) the Optionholder dies within the period (if any) specified in the Option Agreement after the termination of the Optionholder's Continuous Service for a reason other than death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise such Option as of the date of death) by the Optionholder's estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the Option upon the Optionholder's death pursuant to subsection 6(e) or 6(f), but only within the period ending on the earlier of (1) the date eighteen (18) months following the date of death (or such longer or shorter period specified in the Option Agreement) or (2) the expiration of the term of such Option as set forth in the Option Agreement. If, after death, the Option is not exercised within the time specified herein, the Option shall terminate.

      (l) Early Exercise. The Option may, but need not, include a provision whereby the Optionholder may elect at any time before the Optionholder's Continuous Service terminates to exercise the Option as to any part or all of the shares of Common Stock subject to the Option prior to the full vesting of the Option. Any unvested shares of Common Stock so purchased may be subject to a repurchase option in favor of the Company or to any other restriction the Board determines to be appropriate. The Company will not exercise its repurchase option until at least six (6) months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes) have elapsed following exercise of the Option unless the Board otherwise specifically provides in the Option.

7.    Provisions of Stock Awards other than Options.

      (a) Stock Bonus Awards. Each stock bonus agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of stock bonus agreements may change from time to time, and the terms and conditions of separate stock bonus agreements need not be identical, but each stock bonus agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

            (i) Consideration. A stock bonus may be awarded in consideration for past services actually rendered to the Company or an Affiliate for its benefit.

            (ii) Vesting. Shares of Common Stock awarded under the stock bonus agreement may, but need not, be subject to a share repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Board.

            (iii) Termination of Participant's Continuous Service. In the event a Participant's Continuous Service terminates, the Company may reacquire any or all of the shares of Common Stock held by the Participant which have not vested as of the date of termination under the terms of the stock bonus agreement.

            (iv) Transferability. Rights to acquire shares of Common Stock under the stock bonus agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the stock bonus agreement, as the Board shall determine in its discretion, so long as Common Stock awarded under the stock bonus agreement remains subject to the terms of the stock bonus agreement.

      (b) Restricted Stock Awards. Each restricted stock purchase agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of the restricted stock purchase agreements may change from time to time, and the terms and conditions of separate restricted stock purchase agreements need not be identical, but each restricted stock purchase agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

            (i) Purchase Price. The purchase price under each restricted stock purchase agreement shall be such amount as the Board shall determine and designate in such restricted stock purchase agreement.

            (ii) Consideration. The purchase price of Common Stock acquired pursuant to the restricted stock purchase agreement shall be paid either: (i) in cash at the time of purchase; (ii) at the discretion of the Board, according to a deferred payment or other similar arrangement with the Participant; or (iii) in any other form of legal consideration that may be acceptable to the Board in its discretion; provided, however, that at any time that the Company is incorporated in Delaware, then payment of the Common Stock's "par value," as defined in the Delaware General Corporation Law, shall not be made by deferred payment.

            (iii) Vesting. Shares of Common Stock acquired under the restricted stock purchase agreement shall be subject to a share repurchase option in favor of the Company pursuant to a vesting schedule to be determined by the Board in accordance with the following guidelines: (A) the vesting period for shares of Common Stock acquired under restricted stock purchase agreements shall be no less than three (3) years unless based upon performance milestones, in which event the vesting period shall be no less than one (1) year; and (B) notwithstanding the provisions of Section 10(a), the Board may not accelerate such vesting except under extraordinary circumstances, such as the death, disability or divorce of the Participant, or a change in corporate structure of the Company.

            (iv) Termination of Participant's Continuous Service. In the event a Participant's Continuous Service terminates, the Company may repurchase or otherwise reacquire any or all of the shares of Common Stock held by the Participant which have not vested as of the date of termination under the terms of the restricted stock purchase agreement.

            (v) Transferability. Rights to acquire shares of Common Stock under the restricted stock purchase agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the restricted stock purchase agreement, as the Board shall determine in its discretion, so long as Common Stock awarded under the restricted stock purchase agreement remains subject to the terms of the restricted stock purchase agreement.

8.    Covenants of the Company.

      (a) Availability of Shares. During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Stock Awards.

      (b) Securities Law Compliance. The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Stock Awards and to issue and sell shares of Common Stock upon exercise of the Stock Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Stock Award or any Common Stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Stock Awards unless and until such authority is obtained.

9.    Use of Proceeds from Stock.

      Proceeds from the sale of Common Stock pursuant to Stock Awards shall constitute general funds of the Company.

10.   Miscellaneous.

      (a) Acceleration of Exercisability and Vesting. The Board shall have the power to accelerate the time at which a Stock Award may first be exercised or the time during which a Stock Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Stock Award stating the time at which it may first be exercised or the time during which it will vest.

      (b) Stockholder Rights. No Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Stock Award unless and until such Participant has satisfied all requirements for exercise of the Stock Award pursuant to its terms.

      (c) No Employment or Other Service Rights. Nothing in the Plan or any instrument executed or Stock Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Stock Award was granted or shall affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant's agreement with the Company or an Affiliate or (iii) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

      (d) Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and its Affiliates) exceeds one hundred thousand dollars ($100,000), the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options.

      (e) Investment Assurances. The Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Stock Award, (i) to give written assurances satisfactory to the Company as to the Participant's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award; and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Stock Award for the Participant's own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (1) the issuance of the shares of Common Stock upon the exercise or acquisition of Common Stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act or (2) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.

      (f) Withholding Obligations. To the extent provided by the terms of a Stock Award Agreement, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Stock under a Stock Award by any of the following means (in addition to the Company's right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (i) tendering a cash payment; (ii) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Common Stock under the Stock Award, provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law; or (iii) delivering to the Company owned and unencumbered shares of Common Stock.

11.   Adjustments upon Changes in Stock.

      (a) Capitalization Adjustments. If any change is made in the Common Stock subject to the Plan, or subject to any Stock Award, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan will be appropriately adjusted in the class(es) and maximum number of securities subject to the Plan pursuant to subsection 4(a) and the maximum number of securities subject to award to any person pursuant to subsection 5(c), and the outstanding Stock Awards will be appropriately adjusted in the class(es) and number of securities and price per share of Common Stock subject to such outstanding Stock Awards. The Board shall make such adjustments, and its determination shall be final, binding and conclusive. The conversion of any convertible securities of the Company shall not be treated as a transaction "without receipt of consideration" by the Company.

      (b) Dissolution or Liquidation. In the event of a dissolution or liquidation of the Company, then all outstanding Stock Awards shall terminate immediately prior to such event.

      (c) Merger or Asset Sale. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Stock Award shall be assumed or an equivalent award substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Stock Award, such Stock Award shall fully vest and, with respect to an Option, become exercisable with respect to all of the Common Stock subject thereto, including shares as to which it would not otherwise be vested or exercisable. If a Stock Award becomes fully vested and/or exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Participant in writing or electronically that the Stock Award shall be fully vested and/or exercisable for a period of fifteen (15) days from the date of such notice, and the Stock Award shall terminate upon the expiration of such period. For the purposes of this paragraph, an Option shall be considered assumed if, following the merger or sale of assets, the option confers equivalent rights to purchase, for each share of Common Stock subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided, however, that if such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each share of Common Stock subject to the Option, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

12.   Amendment of the Plan and Stock Awards.

      (a) Amendment of Plan. The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 11 relating to adjustments upon changes in Common Stock, no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary to satisfy the requirements of Section 422 of the Code, Rule 16b-3 or any Nasdaq or securities exchange listing requirements.

      (b) Stockholder Approval. The Board may, in its sole discretion, submit any other amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of
Section 162(m) of the Code and the regulations thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

      (c) Contemplated Amendments. It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.

      (d) No Impairment of Rights. Rights under any Stock Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless
(i) the Company requests the consent of the Participant and (ii) the Participant consents in writing.

      (e) Amendment of Stock Awards. The Board at any time, and from time to time, may amend the terms of any one or more Stock Awards; provided, however, that the rights under any Stock Award shall not be impaired by any such amendment unless (i) the Company requests the consent of the Participant and
(ii) the Participant consents in writing.

13.   Termination or Suspension of the Plan.

      (a) Plan Term. The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on the day before the tenth
(10th) anniversary of the date the Plan is adopted by the Board or approved by the stockholders of the Company, whichever is earlier. No Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

      (b) No Impairment of Rights. Suspension or termination of the Plan shall not impair rights and obligations under any Stock Award granted while the Plan is in effect except with the written consent of the Participant.

14.   Effective Date of Plan.

      The Plan shall become effective upon its adoption by the Board, but no Stock Award shall be exercised (or, in the case of a stock bonus, shall be granted) unless and until the Plan has been approved by the stockholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board.

15.   Choice of Law.

      The law of the State of Delaware shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state's conflict of laws rules.


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                                   APPENDIX B

                         Microcide Pharmaceuticals, Inc.
                Audit Committee Charter of the Board of Directors
                             As amended May 1, 2001

I. PURPOSE

      The Audit Committee shall provide independent and objective oversight of the financial reporting process at Microcide Pharmaceuticals, Inc. (Microcide) and serve as a mechanism for the Board of Directors to handle its fiduciary responsibilities. In general, the Committee shall provide assurance of the adequacy and accuracy of Microcide's accounting and financial reporting, internal controls, the annual independent audit of Microcide's financial statements and the compliance with legal requirements.

II. MEMBERSHIP

      Audit Committee members shall be appointed by the Board of Directors and shall be composed of at least three independent directors, each of whom are independent of management and the Company. Members shall be considered independent if they have no relationship that may interfere with the exercise of their independence. All Committee members shall be financially literate or become financially literate within a reasonable time after appointment to the Committee and at least one member shall have accounting or financial management expertise. The chairman of the Committee shall be designated by the Board of Directors.

III. QUORUM AND MEETINGS

      The Committee shall meet on a regular basis. One meeting shall be held prior to the financial year-end to discuss the scope and objectives of the year-end audit and a second meeting shall be held after such audit to discuss the findings of the audit. Meetings shall also be held to review quarterly results and other meetings will be held as the Committee deems necessary.

      A quorum of the Committee shall be declared when a majority of the appointed members are in attendance. The Committee may ask members of management or others to attend the meeting to provide pertinent information as necessary.

IV. MINUTES

      Minutes of each meeting shall be prepared and circulated in draft form to all Committee members. After approval at the next Committee meeting, these minutes shall be copied to the Corporate Secretary of Microcide for permanent filing.

V. FUNCTIONS

      In carrying out its responsibilities, the Committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and shareholders that the Company's accounting and reporting practices are in accordance with all requirements and are of the highest quality.

      In carrying out these responsibilities, the Committee will:

      1. Annually review and recommend to the directors the independent auditors to be selected to audit the financial statements of the Company, subject to shareholders' approval.

      2. Meet with the independent auditors and financial management of the Company to review the scope, audit procedures and compensation of the proposed audit for the current year, and at the conclusion thereof, review any comments or recommendations of the independent auditors.

      3. Review with the independent auditors and Microcide financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the Company, the appropriateness and


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

            soundness of accounting policies adopted by management and accepted by the independent accountants and elicit any recommendations where new or more detailed controls or procedures are desirable.

      4. Meet separately with the Chief Executive Officer and with the Chief Financial Officer at least annually to review the financial affairs of the Company.

      5. Provide sufficient opportunity for the independent auditors to meet with the members of the Committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of Microcide's financial and accounting personnel, and the cooperation that the independent auditors received during the course of the audit.

      6. Review with management and the independent auditors Microcide's interim financial statements prior to the filing of Microcide's quarterly reports on Form 10-Q. Also, the Committee shall discuss the results of the quarterly review and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards.

      7. Review with management and the independent auditors the financial statements to be included in Microcide's Annual Report on Form 10-K and the annual report to shareholders, including their judgment about the quality, not just the acceptability, of accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements. Also, the Committee shall discuss the results of the annual audit and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards.

      8. Review this Charter annually, assess its adequacy and propose appropriate amendments to the Board.

VI. REPORTING

      The Committee shall report, at least once annually and as appropriate during the year, all significant matters to the full Board of Directors. The Committee's primary responsibility is to oversee the Company's financial reporting process on behalf of the Board and report the results of those activities. Management is responsible for preparing the Company's financial statements and the independent auditors are responsible for auditing those statements.

      The Committee shall report to the shareholders in Microcide's proxy statement for its annual meeting whether the Committee has satisfied its responsibilities under this Charter.


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

                         MICROCIDE PHARMACEUTICALS, INC.
                       2001 ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD June 21, 2001

      The undersigned stockholder of MICROCIDE PHARMACEUTICALS, INC., a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated May 23, 2001, and hereby appoints James E. Rurka and Alan C. Mendelson, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2001 Annual Meeting of Stockholders of MICROCIDE PHARMACEUTICALS, INC. to be held on June 21, 2001, at 9:00 a.m. local time, at the Company's offices located at 850 Maude Avenue, Mountain View, California 94043, and at any adjournment thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below:

      1.    ELECTION OF DIRECTORS:

            |_| FOR all nominees listed below   |_| WITHHOLD for all nominees
                (except as indicated)               listed below

            If you wish to withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list below:

            Hugh Y. Rienhoff, Jr., M.D. and John P. Walker

      2.    APPROVAL OF THE 2001 INCENTIVE STOCK PLAN:

            |_|     FOR    |_|     AGAINST     |_|    ABSTAIN

      3. PROPOSAL TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK RESERVED FOR ISSUANCE UNDER THE 1996 AMENDED EMPLOYEE STOCK PURCHASE PLAN FROM 220,000 TO 470,000 SHARES:

            |_|     FOR    |_|     AGAINST     |_|    ABSTAIN

      4. PROPOSAL TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY FOR THE FISCAL PERIOD ENDING DECEMBER 31, 2001:

            |_|     FOR    |_|     AGAINST     |_|    ABSTAIN

and, in their discretion, upon such other matter or matters which may properly come before the meeting or any adjournment thereof.

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS NAMED ABOVE, FOR THE APPROVAL OF THE 2001 INCENTIVE STOCK PLAN, FOR THE INCREASE IN THE NUMBER OF SHARES OF COMMON STOCK RESERVED FOR ISSUANCE UNDER THE 1996 AMENDED EMPLOYEE STOCK PURCHASE PLAN, AND FOR THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

Dated:                   , 2001
       ------------------                 --------------------------------------
                                          Signature


                                          --------------------------------------
                                          Signature

(This Proxy should be marked, dated and signed by the stockholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)


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